QUARTERLY REPORT
                                 JUNE 30, 2000

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

FMI Focus Fund

September 8, 2000

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 6/30/00 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

  Date          FMI Focus Fund       Standard & Poor's 500      Russell 2000
12/16/96            $10,000                 $10,000               $10,000
12/31/96            $10,245                 $10,280               $10,350
 3/31/97            $10,736                 $10,549                $9,815
 6/30/97            $12,709                 $12,390               $11,406
 9/30/97            $16,796                 $13,333               $13,103
12/31/97            $17,391                 $13,712               $12,664
 3/31/98            $19,876                 $15,626               $13,938
 6/30/98            $19,687                 $16,145               $13,289
 9/30/98            $17,838                 $14,553               $10,611
12/31/98            $23,561                 $17,654               $12,342
 3/31/99            $22,826                 $18,533               $11,673
 6/30/99            $27,450                 $19,840               $13,488
 9/30/99            $26,372                 $18,599               $12,634
12/31/99            $36,304                 $21,387               $14,965
 3/31/00            $46,687                 $21,858               $16,025
 6/30/00            $47,924                 $21,277               $15,419

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 6/30/00

                                                                     Annualized
                                                              Total Return*<F1>
                                         Total Return*<F1>      Through 6/30/00
                     Total Return*<F1>        For the Year          From Fund's
                         Last 3 Months       Ended 6/30/00   Inception 12/16/96
--------------------------------------------------------------------------------
FMI Focus Fund                    2.6%               74.6%                55.7%
Standard & Poor's 500            -2.7%                7.2%                23.8%
Russell 2000                     -3.8%               14.3%                13.0%

*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.

Dear Fellow Investor:

  Our FMI Focus Fund nimbly maneuvered through another turbulent quarter. The 16% NASDAQ slide in April was #3 on a one month crash list behind the 20% global meltdown of August '98, and the record October '87, 27% smackdown. We would like to thank those FMI Focus Fund passengers that fastened their seatbelts, put their tray tables up, put their seatbacks in the upright position, and maintained their long-term investment horizon. The cockpit was stocked with plenty of oxygen and air sickness bags. We were also fortunate to have Peter Griffiths, a client and informal advisor to us, sitting in the control tower. Peter was one of the original Janus Fund partners and keeps close tabs on the market. In the middle of March, he convinced us to make a short-term tactical throttling back adjustment due to storm clouds and choppiness, especially in the technology sector. We don't do this very often, but in this case it helped dampen volatility by reinvesting some tech profits into other areas, and helped set the stage for a good fiscal year end finish (Note: as of the date of this printing the Fund is up over 40% year-to-date). Thank you Peter!! Your unique perspective aided the FMI Focus Fund to a smooth landing, a 2.6% return for the quarter. This compares favorably to most mutual funds given that the S&P 500 was off almost 3% as well as the average stock fund covered by Lipper was down slightly more than 3% this quarter.

  As we refuel for our fourth fiscal quarter and head into 2001 many investors inquire about where their investment dollars are going. Ironically, we are spending more time analyzing the energy and aerospace/defense industries. Petroleum and natural gas prices have increased greatly from last year's depressed levels. In the Midwest, we experienced prices at the pump above the $2.00 per gallon mark. Saudi Arabia has been trying to move oil prices back to the low-$20s per barrel from the $30 level by turning some spigots. Thus far, the futures market has not cooperated with the strategy and this may not be a good long-term solution given the strength of the U.S. economy, the growth in China, and a pickup in Europe and Japan. The world consumes almost 80 million barrels of oil each day and demand is growing. Natural gas prices have risen with demand while supply has been retarded. Natural gas cannot be easily imported. On the demand side, power plants prefer to burn natural gas and oil for environmental reasons. Exploration and Production (E&P) companies as well as oil service companies that provide the necessary equipment (i.e. rigs, pipes, seismic data,...) to find more oil and natural gas are beneficiaries of the current supply/demand imbalance.

  The electric power generation and distribution sector (utilities) have outperformed the market this year. This industry reminds us of the telecommunications market in that it is just as large, convergence of energy sources and delivery mechanisms is beginning to take place and there is competition on the horizon (spurred by deregulation) which usually leads to huge investment and innovation. Entrenched monopolies will face new competition from rivals with smaller and cleaner technologies involving fuel cells and gas turbines. We believe the impact of energy deregulation continues to have far-reaching consequences in the marketplace and will, well into the future. Cost effective energy solutions have never been more important to corporations as well as individuals. We are working very hard to understand the changes occurring in the energy sector and finding ideas that have good risk reward characteristics.

  Our investment thesis for the aerospace/defense business is much less complicated than energy. Boeing and Airbus Industries, the only builders of airliners, together have almost 600 orders so far this year, the number many analysts had projected for the full year. Airbus is working on luxury planes that will include more bells & whistles than anything we have seen in the air. Air traffic growth is forecast at roughly 5% per annum over the next 5 years. A recovery in Asia and a record U.S. economic expansion is giving airlines cash to buy new planes. Additionally, the market for all services necessary to operate airline fleets and dispose of surplus is approximately $100 billion, growing at a low single digit rate per annum. Services include maintenance, spares, modifications, crew training, airport fees and planning services. These products and services are currently provided by a multitude of suppliers which we think will consolidate in upcoming years.

  Finally, defense spending this year is expected to be $50 billion. Some analysts estimate that defense procurement will grow to $75 billion in 5 years, which roughly equates to an 8% growth rate. Aging aircraft and missile systems need to be replaced regardless of whether a Republican or a Democrat is in the White House. We believe that this could be the first phase of a new earnings cycle.

  Since the aforementioned industries are still under evaluation, it is too early to mention any stocks. However, we will mention MKS Instruments, Inc. and Metron Technology N.V., a couple of small-cap semiconductor capital equipment ideas. The semiconductor equipment industry is in the second year of what we think will be a three to four year cyclical upturn. MKS designs and manufactures components that are used to measure, control and analyze gases in semiconductor manufacturing and other advanced manufacturing applications. Semiconductor Original Equipment Manufacturers (OEMs), led in large part by Applied Materials, are outsourcing an increasing amount of their component design, manufacture and assembly in order to reduce system cycle times. This trend benefits MKS, and the company intends to gain market share with leading OEMs, design instruments for next-generation semiconductor fabrication, and grow faster than the industry. Metron is the largest worldwide outsource service provider and distributor of semiconductor equipment and materials. The company is a prime beneficiary of the move toward outsourcing of services, support, and inventory management by semiconductor companies. The company's strong equipment bookings visibility in the near term is masking the potential upside of its higher margin services business. The stock is trading under ten times earnings and is a very inexpensive, high leverage play on the semiconductor cycle. It is our opinion that the recent semiconductor sell-off was a seasonal and mid-cycle correction that gave us an opportunity to buy these stocks cheaply.

  You have now arrived at the end of another quarterly report. On behalf of our supporting crew members at Fiduciary Management, Inc., we would like to thank you for riding the FMI Focus Fund toward your investment horizon. We look forward to providing you with another update at the end of the fiscal year.

  Sincerely,

  /s/ Ted D. Kellner            /s/ Richard E. Lane

  Ted D. Kellner, C.F.A.        Richard E. Lane, C.F.A.
  Portfolio Manager             Portfolio Manager

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

FMI Focus Fund
STATEMENT OF NET ASSETS
June 30, 2000 (Unaudited)

                                                                      QUOTED
                                                                      MARKET
  SHARES                                                          VALUE (B)<F3>
  ------                                                          -------------

COMMON STOCKS -- 81.8% (A)<F2>

             BANKS -- 1.3%
    17,500   AMCORE Financial, Inc.                               $    320,469
    36,200   Blackhawk Bancorp, Inc.                                   362,000
    48,500   FirstMerit Corp.                                        1,036,687
                                                                  ------------
                                                                     1,719,156

             CHEMICAL/SPECIALTY MATERIALS -- 2.6%
    39,500   Georgia Gulf Corp.                                        822,094
    71,500   Rogers Corp.                                            2,502,500
                                                                  ------------
                                                                     3,324,594

             COMMUNICATIONS EQUIPMENT -- 13.2%
    59,770   ADC Telecommunications, Inc.                            5,013,209
    36,500   Andrew Corp.                                            1,225,031
    30,000   Anicom, Inc.                                              112,500
    57,200   Arguss Communications, Inc.                             1,079,650
    55,000   Channell Commercial Corp.                                 660,000
    37,500   Mitel Corp.                                               787,500
    27,000   Stamford International Inc.                               253,125
     8,000   Tekelec                                                   385,500
    80,000   TESSCO Technologies Inc.                                2,240,000
    34,500   Tollgrade Communications Inc.                           4,571,250
    57,600   Westell Technologies, Inc.                                864,000
                                                                  ------------
                                                                    17,191,765

             COMMUNICATIONS SERVICES/CABLE -- 9.8%
    30,000   ACTV, Inc.                                                448,125
    49,848   Adelphia Communications Corp.                           2,336,625
    46,000   Adelphia Business Solutions, Inc.                       1,066,625
    25,000   Bell Canada International Inc.                            723,437
    46,600   Classic Communications, Inc.                              416,488
    28,000   CSG Systems International, Inc.                         1,569,750
    37,500   ICG Communications, Inc.                                  827,344
    25,000   Insight Communications Co., Inc.                          390,625
    35,000   Objective Systems Integrators, Inc.                       374,063
    16,194   VoiceStream Wireless Corp.                              1,883,310
    50,000   Western Wireless Corp.                                  2,725,000
                                                                  ------------
                                                                    12,761,392

             COMMUNICATIONS SERVICES/MEDIA -- 7.4%
    17,000   Interwoven, Inc.                                        1,869,733
    34,500   LodgeNet Entertainment Corp.                              836,625
    87,000   PRIMEDIA Inc.                                           1,979,250
    54,500   StarMedia Network, Inc.                                 1,028,688
    24,000   True North Communications, Inc.                         1,056,000
    42,000   World Wrestling Federation
               Entertainment, Inc.                                     874,125
   226,000   Ziff-Davis Inc. Series ZD                               2,034,000
                                                                  ------------
                                                                     9,678,421

             COMPUTERS & ELECTRONICS -- 13.0%
    24,000   Arrow Electronics, Inc.                                   744,000
    51,000   Daisytek International Corp.                              481,312
   118,000   General Semiconductor, Inc.                             1,740,500
    19,000   GenRad, Inc.                                              171,000
    25,150   Giga-tronics Inc.                                         238,925
    55,250   SBE, Inc.                                               1,146,438
    43,000   Teledyne Technologies Inc.                                720,250
    83,700   Varian Inc.                                             3,860,663
   299,500   Viasystems Group, Inc.                                  4,848,156
    58,500   Vishay Intertechnology, Inc.                            2,219,344
    22,000   Wind River Systems, Inc.                                  833,250
                                                                  ------------
                                                                    17,003,838

             CONSUMER PRODUCTS & RETAIL -- 2.8%
    99,300   Retek Inc.                                              3,177,600
    30,000   Ross Stores, Inc.                                         511,875
                                                                  ------------
                                                                     3,689,475

             CONSUMER SERVICES -- 1.0%
    25,000   Hall, Kinion & Associates, Inc.                           832,812
    90,500   Pfsweb Inc.                                               424,219
                                                                  ------------
                                                                     1,257,031

             ELECTRONICS -- 0.9%
    25,000   ACT Manufacturing, Inc.                                 1,160,937

             ENERGY/ENERGY SERVICES -- 5.3%
    39,000   Noble Affiliates, Inc.                                  1,452,750
   106,250   Pride International, Inc.                               2,629,687
    20,000   Remington Oil & Gas Corp.                                 150,000
   103,000   Santa Fe Snyder Corp.                                   1,171,625
    49,000   Valero Energy Corp.                                     1,555,750
                                                                  ------------
                                                                     6,959,812

             FINANCIAL SERVICES -- 9.5%
    45,100   CNA Surety Corp.                                          538,381
    47,000   Heller Financial, Inc.                                    963,500
    66,900   HNC Software Inc.                                       4,131,075
    53,700   MGIC Investment Corp.                                   2,443,350
    25,000   Protective Life Corp.                                     665,625
    35,000   SAFECO Corp.                                              695,625
    96,500   SunGard Data Systems Inc.                               2,991,500
                                                                  ------------
                                                                    12,429,056

             HEALTH INDUSTRIES -- 3.6%
    19,000   Covance Inc.                                              167,437
    61,000   Quest Diagnostics Inc.                                  4,559,750
                                                                  ------------
                                                                     4,727,187

             INDUSTRIAL & TRANSPORTATION PRODUCTS -- 3.7%
    68,000   The Manitowoc Company, Inc.                             1,819,000
    25,000   Oshkosh Truck Corp.                                       893,750
    46,200   Zebra Technologies Corp.                                2,047,238
                                                                  ------------
                                                                     4,759,988

             INDUSTRIAL SERVICES -- 2.2%
    30,000   Morrison Knudsen Corp.                                    217,500
    87,000   Republic Services, Inc.                                 1,392,000
    54,500   Tetra Tech, Inc.                                        1,246,688
                                                                  ------------
                                                                     2,856,188

             PRINTING/PUBLISHING/FORMS -- 0.1%
    25,500   ImageX.com, Inc.                                          154,594

             SEMICONDUCTOR & RELATED -- 5.3%
    35,000   ANADIGICS, Inc.                                         1,192,187
    26,000   Burr-Brown Corp.                                        2,253,875
    30,000   Mentor Graphics Corp.                                     596,250
    93,000   Metron Technology N.V.                                  1,172,665
    42,000   MKS Instruments, Inc.                                   1,643,250
                                                                  ------------
                                                                     6,858,227

             SOFTWARE/SERVICE -- 0.1%
    40,000   Sideware Systems, Inc.                                    160,000
                                                                  ------------
                 Total common stocks                               106,691,661

PRINCIPAL
  AMOUNT
---------

SHORT-TERM INVESTMENTS -- 14.3% (A)<F2>

             VARIABLE RATE DEMAND NOTES
$1,350,110   American Family
               Financial Services                                    1,350,110
 5,602,366   Firstar Bank U.S.A., N.A.                               5,602,366
 5,725,941   Sara Lee Corp.                                          5,725,941
 6,000,000   Wisconsin Corporate Central
               Credit Union                                          6,000,000
                                                                  ------------
                 Total short-term investments                       18,678,417
                                                                  ------------
                 Total investments                                 125,370,078
             Cash and receivables, less
               liabilities -- 3.9% (A)<F2> (C)<F4> (D)<F5>           5,133,717
                                                                  ------------
                 Net Assets                                       $130,503,795
                                                                  ------------
                                                                  ------------
                 Net Asset Value Per Share
                   ($0.01 par value 500,000,000
                   shares authorized), offering
                   and redemption price
                   ($130,503,795 / 3,783,896
                    shares outstanding)                           $      34.49
                                                                  ------------
                                                                  ------------

(a)<F2>   Percentages for the various classifications relate to net assets.
(b)<F3> Each security, including securities sold short, but excluding short-term investments, is value at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value.
(c)<F4> The Fund may write call options on securities. By writing a call option, and receiving a premium, the Fund may be obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised.
(d)<F5> Includes ($5,625) of options sold short (proceeds received of $52,194).

          For the period ending June 30, 2000, the FMI Focus Fund has shorted the following call options:

                                                # OF
                                             CONTRACTS         COST
                                             ---------         ----
          Balance at April 1, 2000                0          $     0
          Options written (Westell 08/00)      (100)          (5,625)
          Options exercised                      --               --
          Options expired                        --               --
          Options closed                         --               --
                                               ----          -------
          Balance at June 30, 2000             (100)         $(5,625)
                                               ----          -------
                                               ----          -------

                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                               FIRSTAR BANK, N.A.
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.